PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
SCHEDULE OF PLANT AND EQUIPMENT

At December 31, 2022 and 2021, plant and equipment, at cost less accumulated depreciation, consisted of:

	December 31
	2022	2021
Office equipment	$147,353	$132,154
Furniture	231,992	66,273
Leasehold improvements	95,964	-
Total	475,309	198,427
Less: Accumulated depreciation	(153,670)	(22,280)
Total plant and equipment, net	$321,639	$176,147